UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2023

SERVICE PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Service Properties Trust.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 29, 2023, Service Properties Trust entered into an amended and restated credit agreement with Wells Fargo Bank, National Association, as administrative agent and a lender, and a syndicate of other lenders, or the Credit Agreement, governing a $650 million secured revolving credit facility. The facility replaces our previous $800 million revolving credit facility, which had a maturity date of July 15, 2023. The maturity date of the new facility is June 29, 2027, and, subject to the payment of an extension fee and meeting certain other conditions, we have an option to further extend the stated maturity date of the new facility by two additional six-month periods. We can borrow, repay and reborrow funds available under the new facility until maturity, and no principal repayment is due until maturity.

Interest payable on drawings under the new facility will be based on SOFR plus a margin ranging from 1.50% to 3.00% based on our leverage ratio, as defined in the Credit Agreement, and is initially 2.50%. The new facility will be secured by 69 properties, including 66 hotels and three net lease properties.

In connection with the new facility, we and certain of our subsidiaries, or the Pledgors, entered into an amended and restated pledge agreement in favor of Wells Fargo Bank, National Association, in its capacity as administrative agent, or the Pledge Agreement. Pursuant to the Pledge Agreement, the Pledgors pledged all their respective equity interests in certain of our direct and indirect subsidiaries as collateral for all loans and other obligations under the new facility.

The Credit Agreement contains a number of covenants, including covenants that require us to maintain certain financial ratios and restrict our ability to make distributions under certain circumstances. Certain of these covenants and related definitions, among other provisions, were modified from our previous agreement pursuant to the Credit Agreement. The Credit Agreement permits acceleration of payment of all amounts outstanding thereunder upon the occurrence and continuation of specified events of default, such as a change of control of us, which includes The RMR Group LLC ceasing to act as our sole business manager.

Wells Fargo Bank, National Association and the other lenders party to the Credit Agreement, as well as their affiliates, have engaged in, and may in the future engage in, investment banking, commercial banking, advisory and other commercial dealings in the ordinary course of business with us. They have received, and may in the future receive, customary fees and commissions for these engagements.

The foregoing descriptions of the Credit Agreement and Pledge Agreement are not complete and are subject to and qualified in their entirety by reference to the copies of the Credit Agreement and Pledge Agreement attached as Exhibits 10.1 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example:

•	Continued availability of borrowings under our new facility is subject to our satisfying certain financial covenants and other credit facility conditions that we may be unable to satisfy,

•	We have the option to extend the maturity date of our new facility upon payment of a fee and meeting other conditions. However, the applicable conditions may not be met,

•	Actual costs under our new facility will be higher than the stated rates because of fees and expenses associated with such debt, and

•	The premiums used to determine the interest rate payable on our new facility are based on, among other things, our leverage ratio, as defined in the Credit Agreement. Changes in our leverage ratio may cause the interest we pay to change.

The information contained in our periodic reports filed with the Securities and Exchange Commission, or SEC, including under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” or incorporated therein, also identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov.

You should not place undue reliance upon any forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Third Amended and Restated Credit Agreement, dated June 29, 2023, among Service Properties Trust, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other institutions party thereto.
10.2	Incremental Revolving Commitment Assumption Agreement, dated July 5, 2023, among Service Properties Trust, certain of its subsidiaries party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other institutions party thereto.
10.3	Amended and Restated Pledge Agreement, dated June 29, 2023, between Service Properties Trust, certain of its direct and indirect subsidiaries and Wells Fargo Bank, National Association.
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: July 6, 2023